Exhibit 99.1

NEWS	MEDIA CONTACT
Sarah McHugh
FOR IMMEDIATE RELEASE	312-880-2624
smchugh@huronconsultinggroup.com

INVESTOR CONTACT
John D. Kelly
312-583-8722
investor@huronconsultinggroup.com

Huron Announces Preliminary Unaudited 2016 Results and 2017 Outlook
CHICAGO, IL - Feb. 16, 2017 - Global professional services firm Huron (NASDAQ: HURN) today announced preliminary unaudited financial results for the full year ended Dec. 31, 2016, and provided their outlook for 2017.
Based on preliminary unaudited financial results, the company expects full year 2016 revenues of $726.3 million, net income from continuing operations of $39.5 million, and diluted earnings per share from continuing operations of $1.84. The company also expects full year 2016 adjusted earnings before interest, taxes, depreciation, and amortization ("EBITDA")(1), a non-GAAP measure, of $128.5 million, and adjusted diluted earnings per share from continuing operations(1), a non-GAAP measure, of $3.21.
"The fourth quarter was challenging for our Healthcare segment, as market uncertainties have led many of our provider clients to be more cautious about taking on new projects," said James H. Roth, chief executive officer and president of Huron. “We believe that the longer term prospects for our diversified healthcare offerings remain positive, and we continue to aggressively enhance our solutions to address the transformation in the healthcare industry.”
“Our Education and Life Sciences and Business Advisory segments performed well in 2016, and are well-positioned for growth in 2017,” Roth added.
The company's results are preliminary and unaudited, and may vary from preliminary estimates after the completion of customary year-end processes and reviews. The company will announce final fourth quarter and full year 2016 financial results on Feb. 23, 2017.
OUTLOOK FOR 2017 (2)
Based on currently available information, the company provided guidance for full year 2017, which includes the pending acquisition of Innosight Holdings LLC and the recently completed acquisition of Pope Woodhead and Associates Limited, of revenues before reimbursable expenses in a range of $750.0 million to $790.0 million. The company anticipates net income in a range of $18.0 million to $25.0 million, and both EBITDA and adjusted EBITDA in a range of $112.5 million to $124.5 million. GAAP diluted earnings per share is expected in a range of $0.85 to $1.15, and non-GAAP adjusted diluted earnings per share is expected in a range of $2.40 to $2.70.

WEBCAST
The company will host a webcast on Feb. 17, 2017, at 7:30 a.m. Eastern Time (6:30 a.m. Central Time) to discuss its preliminary unaudited financial results for 2016, its outlook for 2017, and the pending acquisition of Innosight. The conference call is being webcast by NASDAQ OMX and can be accessed at Huron’s website at http://ir.huronconsultinggroup.com. To participate by telephone, the dial-in number is (844) 413-0948 with passcode 68344625. A replay will be available approximately two hours after the conclusion of the webcast and for 90 days thereafter.
A supplemental presentation that will be discussed during the webcast will be made available on the Investor Relations page of the company's website at http://ir.huronconsultinggroup.com prior to the webcast, and will be available for 90 days thereafter.
ABOUT HURON
Huron is a global professional services firm committed to achieving sustainable results in partnership with its clients. The company brings depth of expertise in strategy, technology, operations, advisory services and analytics to drive lasting and measurable results in the healthcare, higher education, life sciences and commercial sectors. Through focus, passion and collaboration, Huron provides guidance to support organizations as they contend with the change transforming their industries and businesses. Learn more at www.huronconsultinggroup.com.
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Statements in this press release that are not historical in nature, including those concerning the company’s current expectations about its future requirements and needs, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “will,” “meets,” “could,” “likely,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates,” “plans,” “continues,” or “outlook” or similar expressions. These forward-looking statements reflect our current expectations about our future requirements and needs, results, levels of activity, performance, or achievements. Some of the factors that could cause actual results to differ materially from the forward-looking statements contained herein include, without limitation: failure to achieve expected utilization rates, billing rates and the number of revenue-generating professionals; inability to expand or adjust our service offerings in response to market demands; our dependence on renewal of client-based services; dependence on new business and retention of current clients and qualified personnel; failure to maintain third-party provider relationships and strategic alliances; inability to license technology to and from third parties; the impairment of goodwill; various factors related to income and other taxes; difficulties in successfully integrating the businesses we acquire and achieving expected benefits from such acquisitions; failure to complete the pending acquisition of Innosight or any material delay in the timing of the acquisition; risks relating to privacy, information security, and related laws and standards; and a general downturn in market conditions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors, including, among others, those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. We disclaim any obligation to update or revise any forward-looking statements as a result of new information or future events, or for any other reason.

Exhibit 99.1

HURON CONSULTING GROUP INC.
RECONCILIATION OF PRELIMINARY NET INCOME FROM CONTINUING OPERATIONS
TO PRELIMINARY ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (1)
(In millions)
(Unaudited)

Twelve Months Ended December 31, 2016
Preliminary Segment Revenues:
Healthcare	$424.9
Education and Life Sciences	179.0
Business Advisory	122.4
Total preliminary revenues	$726.3
Preliminary net income from continuing operations	$39.5
Add back:
Income tax expense	19.7
Interest and other expenses	15.1
Depreciation and amortization	46.6
Preliminary earnings before interest, taxes, depreciation and amortization (EBITDA) (1)	120.9
Add back:
Restructuring charges	9.6
Litigation and other gains, net	(2.0)
Preliminary adjusted EBITDA (1)	$128.5
Preliminary adjusted EBITDA as a percentage of revenues (1)	17.7%
RECONCILIATION OF PRELIMINARY NET INCOME FROM CONTINUING OPERATIONS
TO PRELIMINARY ADJUSTED NET INCOME FROM CONTINUING OPERATIONS (1)
(In millions, except per share amounts)
(Unaudited)

Twelve Months Ended December 31, 2016
Preliminary net income from continuing operations	$39.5
Preliminary weighted average shares outstanding - diluted	21.4
Preliminary diluted earnings per share from continuing operations	$1.84
Add back:
Amortization of intangible assets	33.1
Restructuring charges	9.6
Litigation and other gains, net	(2.0)
Non-cash interest on convertible notes	7.5
Tax effect	(19.0)
Total adjustments, net of tax	29.2
Preliminary adjusted net income from continuing operations (1)	$68.7
Preliminary adjusted diluted earnings per share from continuing operations (1)	$3.21

(1)
In evaluating the company’s financial performance and outlook, management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations, and adjusted diluted earnings per share from continuing operations, which are non-GAAP measures. Our management uses these non-GAAP financial measures to gain an understanding of our comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision making because management believes they reflect our ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing our business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, and in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.

Exhibit 99.1

HURON CONSULTING GROUP INC.
RECONCILIATION OF NON-GAAP MEASURES FOR FULL YEAR 2017 OUTLOOK

RECONCILIATION OF NET INCOME
TO ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (2)
(In millions)
(Unaudited)

	Year Ending
	December 31, 2017
	Guidance Range
	Low	High
Projected revenues - GAAP	$750.0	$790.0
Projected net income - GAAP	$18.0	$25.0
Add back:
Income tax expense	13.0	18.0
Interest expense	18.5	18.5
Depreciation and amortization	63.0	63.0
Projected earnings before interest, taxes, depreciation and amortization (EBITDA) (2)	112.5	124.5
Add back:
Restructuring charges	—	—
Other gains, net	—	—
Projected adjusted EBITDA (2)	$112.5	$124.5
Projected adjusted EBITDA as a percentage of projected revenues (2)	15.0%	15.8%

RECONCILIATION OF NET INCOME
TO ADJUSTED NET INCOME (2)
(In millions, except per share amounts)
(Unaudited)

	Year Ending
	December 31, 2017
	Guidance Range
	Low	High
Projected net income - GAAP	$18.0	$25.0
Projected diluted earnings per share - GAAP	$0.85	$1.15
Add back:
Amortization of intangible assets	47.0	47.0
Restructuring charges	—	—
Other gains, net	—	—
Non-cash interest on convertible notes	8.0	8.0
Tax effect	(21.0)	(21.0)
Total adjustments, net of tax	34.0	34.0
Projected adjusted net income (2)	$52.0	$59.0
Projected adjusted diluted earnings per share (2)	$2.40	$2.70

(2)
In evaluating the company’s outlook, management uses projected EBITDA, projected adjusted EBITDA, projected adjusted EBITDA as a percentage of revenues, projected adjusted net income, and projected adjusted diluted earnings per share, which are non-GAAP measures. Management believes that the use of such measures, as supplements to projected net income and projected diluted earnings per share, and other GAAP measures, are useful indicators for investors. These useful indicators can help readers gain a meaningful understanding of the company’s core operating results and future prospects without the effect of non-cash or other one-time items. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.